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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: March 2, 2001

              (Date of earliest event reported: December 18, 2000)



                               SANMINA CORPORATION

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             (Exact name of Registrant as specified in its charter)

        Delaware                          000-21272                      77-0228183
------------------------            ---------------------           ---------------------
(state of incorporation)            (commission file no.)           (Federal tax id. no.)

                             2700 NORTH FIRST STREET
                           SAN JOSE, CALIFORNIA 95134

                    (Address of principal executive offices)

                                 (408) 964-3500

              (Registrant's telephone number, including area code)

                                       N/A

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          (Former name or former address, if changed since last report)

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Item 5. Other Events

This Report on Form 8-K is being filed for the purpose of stating that shares issued to the selling stockholders listed in the registration statement on Form S-3 filed on July 5, 2000 in connection with the stock dividend to Sanmina stockholders of record on December 18, 2000 upon shares registered pursuant the registration statement shall be included in such registration statement.


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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this amendment to report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



                                       SANMINA CORPORATION

                                       By: /s/ RANDY W. FURR

                                       -------------------------------------
                                       Randy W. Furr,
                                       President and Chief Operating Officer



Date:  March 2, 2001


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